Redeemable non-controlling interest	12 Months Ended
Dec. 31, 2022
Redeemable non-controlling interest
Redeemable non-controlling interest

Note 13 – Redeemable non-controlling interest

On April 7, 2021, the Company established Curaleaf International together with a strategic investor who provided initial capital of $130.8 million for 31.5% equity stake in Curaleaf International (the “Curaleaf International Transaction”). Curaleaf and the strategic investor have entered into a shareholders’ agreement regarding the governance of Curaleaf International pursuant to which Curaleaf has control over operational issues as well as raising capital and the ability to exit the business. In addition, the strategic investor’s stake is subject to put/call rights which permit either party to cause the stake to be bought out by Curaleaf for Curaleaf equity starting the earlier of change of control or in 2025.

In connection with the acquisition of Four20 in September 2022, the selling shareholders and Curaleaf International entered into a put/call option which permits either party to trigger the roll-up of the remaining equity of Four20 two years after the launch of adult use cannabis sales in Germany, but no later than the end of 2025 if adult use launch has not occurred by such date.

The estimated redemption value of the put/calls were below their carrying value, which is recorded on the Company’s Consolidated Balance Sheets as temporary equity in the amount of $122.1 million and $119.0 million as of December 31, 2022 and 2021, respectively.